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                                                                   Exhibit 10.21

                                                               EXECUTION VERSION

                                 FIRST AMENDMENT and WAIVER dated as of August
                           3, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of June 1, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELEMUNDO GROUP, INC., a Delaware corporation (the "Borrower"); TELEMUNDO HOLDINGS, INC., a Delaware corporation of which the Borrower is a wholly owned subsidiary ("Holdings"); the Lenders and CREDIT SUISSE FIRST BOSTON ("CSFB"), a bank organized under the laws of Switzerland, acting through its New York Branch, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank").

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

                  WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided in this Amendment, and the parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement on the terms and subject to the conditions provided herein.

                  NOW THEREFORE, the parties agree as follows:

                  SECTION 1. Defined Terms. Capitalized terms used and not
                             -------------
otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  SECTION 2. Amendment to Article I of the Credit Agreement.
                             ----------------------------------------------
Section 1.01 or the Credit Agreement is hereby amended by:

                  (a) adding the following defined terms in the correct alphabetical order:

                  "New Acquired Assets" shall mean the assets purchased and liabilities assumed pursuant to the New Asset Purchase Agreement in connection with the acquisition of KXTX-TV, Channel 39, of Dallas, Texas.

                  "New Asset Purchase Agreement" shall mean the asset purchase agreement dated June 25, 2001 among Southwest Sports Television, L.P. as seller and Telemundo of Dallas, LP, Telemundo of Dallas License Corp. and Group whereby Telemundo of Dallas, LP and Telemundo of Dallas License Corp. will purchase assets as specified therein and assume liabilities as specified therein of KXTX-TV, Channel 39, of Dallas, Texas.

                  "New Senior Discount Note Indenture" shall mean the Indenture to be dated as of August 10, 200l between Holdings as issuer, and the Bank of New York, as trustee."

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          "New Senior Discount Notes" shall mean the Senior Discount Notes Due
     2008 issued by Holdings under the New Senior Discount Note Indenture."

          SECTION 3. Amendment to Article VI of the Credit Agreement. Article VI
                     -----------------------------------------------
of the Credit Agreement is hereby amended by:

          (a) Section 6.01 of the Credit Agreement is amended by deleting the "and" at the end of clause (m) of 6.01, replacing the period (".") at the end of clause (n) of 6.01 with "; and", and adding a new clause (o) thereto to read as follows:

          "(o) Holdings shall be permitted to issue New Senior Discount Notes in a private placement in a face amount sufficient to generate of $59,999,900.61 of gross cash proceeds, and Holdings shall be permitted to issue New Senior Discount Notes that are registered under the Securities Act of 1933 in exchange, dollar for dollar, for (x) the New Senior Discount Notes originally issued in a private placement and (y) the Senior Discount Notes; provided that (i) such New Senior Discount Notes and the Senior Discount Notes shall not have an aggregate face amount in excess of $300,000,000 outstanding at any one time; (ii) such New Senior Discount Notes shall be solely the obligation of Holdings and not of the Borrower or any other Subsidiary, (iii) such New Senior Discount Notes shall be issued on terms (including, without limitation, maturity) that are substantially similar to the Senior Discount Notes, (iv) Holdings shall promptly contribute the Net Cash Proceeds of the first $59,999,900.61 in gross cash proceeds of such New Senior Discount Notes to the Borrower in the form of common equity of the Borrower; and (v) the amount of Net Cash Proceeds from the New Senior Discount Notes that is to be contributed by Holdings to the Borrower pursuant to clause (iv) above shall be used by the Borrower, together with other funds of the Borrower, to fund the Acquisition of the New Acquired Assets within 180 days from the receipt of the first $59,999,900.61 in gross cash proceeds by Holdings; provided further that should the Acquisition not be completed within such 180 days solely due to the Borrower not having received final and nonappealable regulatory approval from the FCC, the Borrower shall have up to 270 days from the receipt of such gross cash proceeds by Holdings to complete the Acquisition; provided further that if the time periods specified in (v) above shall expire and the Acquisition shall not have been completed, or if the Acquisition shall have been abandoned, such Net Cash Proceeds shall be promptly applied to prepay indebtedness under the Credit Agreement with such prepayment being first applied as specified in Section 2.13(f) of the Credit Agreement and, to the extent there are any Net Cash Proceeds remaining after the application of Section 2.13(f) of the Credit Agreement, second to prepay Revolving Loans with such prepayment of Revolving Loans automatically and permanently reducing the Revolving Credit Commitments by the amount of such prepayment."

          (b) Section 6.04 of the Credit Agreement is amended by deleting the "and" at the end of clause (k) of 6.04, replacing the period (".") at the end of clause (l) of 6.04 with "; and", and adding a new clause (m) thereto to read as follows:

          "(m) investments by Holdings in the common equity of the Borrower of the Net Cash Proceeds of $59,999,900.61 in gross cash proceeds received by Holdings from the New Senior Discount Notes."

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          (c) Section 6.06 of the Credit Agreement is amended by adding the words "and the New Senior Discount Notes," to the end of clause (w) of 6.06(a)(iv).

          SECTION 4. Waiver. The Lenders hereby waive compliance with Section
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6.10(a) of the Credit Agreement to the extent, but only to the extent, necessary to permit (i) the repurchase, or exchange into the New Senior Discount Notes, by Holdings of the Senior Discount Notes and (ii) the exchange of the New Senior Discount Notes originally issued in a private placement into New Senior Discount Notes that are registered under the Securities Act of 1933.

          SECTION 5. Representations and Warranties. Borrower and Holdings
                     ------------------------------
hereby represent and warrant to the Lenders and the Administrative Agent that on and as of the date hereof, and after giving effect to this Amendment:

          (a) This Amendment has been duly executed and delivered by Borrower and Holdings and constitutes a legal, valid and binding obligation of Borrower and Holdings enforceable against Borrower and Holdings in accordance with its terms.

          (b) The representations and warranties of Borrower or Holdings, as the case may be, contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects.

          (c)   No Default or Event of Default has occurred and is continuing.

          SECTION 6. Amendment Fee. Borrower and Holdings agree to pay the
                     -------------
Administrative Agent, for the account of each Lender that shall have executed and delivered to the Administrative Agent a counterpart of this Amendment prior to 5:00 p.m. (EST) on August 8, 2001, an amendment fee equal to 0.10% of the aggregate amount of such Lender's Revolving Credit Commitment, whether used or unused, and Term Loans exposure on the date hereof.

          SECTION 7. Effectiveness. This Amendment shall become effective as of
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the date first set forth above and upon the Administrative Agent's receipt of
(a) duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of Borrower, Holdings and the Required Lenders and (b) the Amendment Fees payable to the Lenders under Section 6 above.

          SECTION 8. Effect of Amendment. Except as expressly set forth herein,
                     -------------------
this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.


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          SECTION 9.  Counterparts. This Amendment may be signed in any number
                      ------------
of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 10. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11. Credit Agreement. Except as expressly amended hereby, the
                      ----------------
Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

          SECTION 12. Expenses. Borrower (and Holdings, as Guarantor) shall pay
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all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees and disbursements of Cravath, Swaine & Moore, counsel to the Administrative Agent.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           TELEMUNDO GROUP,INC.,


                                           by:_________________________________
                                                Name:
                                                Title:

                                           TELHOLDINGS,  INC.,


                                           by:_________________________________
                                                Name:
                                                Title:

                                           CREDIT SUISSE FIRST BOSTON,
                                           individually and as Administrative
                                           Agent, Collateral Agand IssuiBank,


                                           by:_________________________________
                                                Name:
                                                Title:

                                           by:_________________________________
                                                Name:
                                                Title:



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                                            To Approve the FIRST AMENDMENT and
                                            WAIVER dated as of August 3, 2001,
                                            to the Amended and Restated Credit
                                            Agreement dated as of June 1, 2001,
                                            (the "Credit Agreement"), among
                                            TELEMUNDO GROUP, INC. (the
                                            "Borrower"), TELEMUNDO HOLDINGS,
                                            INC. ("Holdings") the LENDERS and
                                            CREDIT SUISSE FIRST BOSTON ("CSFB"),
                                            as administrative agent (in such
                                            capacity, the "Administrative
                                            Agent") and as collateral agent for
                                            the Lenders (in such capacity, the
                                            "Collateral Agent") and as issuing
                                            bank (in such capacity, the "Issuing
                                            Bank"):

                                            Name of Institution:


                                            ____________________________________



                                            by

                                              __________________________________
                                              Name:
                                              Title:



                                            by

                                              __________________________________
                                              Name:
                                              Title: